ESCROW AGREEMENT

         THIS ESCROW AGREEMENT ("Agreement") dated as of May 25, 2000 by and among VDC COMMUNICATIONS, INC., a Delaware corporation ("Acquiror"), Voice & Data Communications (Latin America), Inc., a Delaware corporation ("Sub"), those individuals and entities whose names appear on the signature page hereof under the heading "RARE TELEPHONY SHAREHOLDERS" (collectively, the "Rare Telephony Shareholders") and Buchanan Ingersoll Professional Corporation, as escrow agent (the "Escrow Agent").

                                   BACKGROUND

         WHEREAS, Acquiror, Sub, Rare Telephony, Inc., a Nevada corporation ("Rare Telephony"), and the Rare Telephony Shareholders have entered into an Agreement and Plan of Merger dated May 25, 2000 (the "Merger Agreement") pursuant to which Rare Telephony shall be merged with and into the Sub (the "Merger");

         WHEREAS, pursuant to the terms of the Merger Agreement, at the Closing, and effective as of the Effective Time (as defined in Section 19 below), Acquiror shall deliver the Escrow Shares, which are part of the Merger Consideration, to the Escrow Agent; and

         WHEREAS, the Escrow Agent has agreed to hold the Escrow Shares in escrow in accordance with the terms and conditions contained herein.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto hereby covenant and agree as follows:

         1.       Definitions, Other Agreements.

                  (a) All capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned to such terms in the Merger Agreement.

                  (b) It is expressly understood and agreed by the parties hereto that all references in this Agreement to the Merger Agreement and to any exhibits to such Merger Agreement are for the convenience of the parties hereto other than the Escrow Agent, and the Escrow Agent shall have no obligations or duties with respect thereto other than the obligation to refer to the Merger Agreement for the purpose of determining the definitions of certain capitalized terms used herein and not otherwise defined herein or to interpret any provisions of such other agreements referred to in this Agreement for purposes of implementation hereof.

         2.       Appointment of Escrow Agent.

                  Buchanan Ingersoll Professional Corporation hereby accepts its appointment as Escrow Agent to serve in accordance with the terms, conditions and provisions of this Agreement. The acceptance by the Escrow Agent of its duties under this Agreement is subject to the terms and conditions set forth at
Section 7 hereafter, which the parties to this Agreement hereby agree shall govern and control with respect to the rights, duties, liabilities and immunities of the Escrow Agent.

         3.       Establishment of Escrow Fund; Power of Attorney.

                  (a) Pursuant to Section 2.2 of the Merger Agreement, the Acquiror shall at the Closing deposit with the Escrow Agent the Escrow Shares constituting the escrow fund (the "Escrow Fund"). The Escrow Shares shall be registered on the share transfer books of Acquiror in the name of the Rare Telephony Shareholders, as provided for in the Merger Agreement, and such shares shall be held by the Escrow Agent on behalf of Rare Telephony Shareholders as owner of the Escrow Shares comprising the Escrow Fund. If dividends are paid, or a distribution is made, by Acquiror with respect to the Escrow Shares, in cash or in property, such dividends or distributions shall also be held as a part of the Escrow Fund. In the event of any stock splits, recapitalizations or other adjustments to the capital stock of Acquiror, the resulting number of shares or other securities which the Escrow Shares convert shall be held as part of the Escrow Fund.

                  (b) By virtue of the Rare Telephony Shareholders' execution of this Escrow Agreement, the Rare Telephony Shareholders have, without any further act, consented to: (i) the establishment of this escrow pursuant to the Merger Agreement in the manner set forth herein and (ii) all of the other terms, conditions and limitations in this Agreement.

                  (c)      By  virtue  of  the  Rare   Telephony   Shareholders'
execution of this Escrow Agreement, the Rare Telephony Shareholders hereby irrevocably constitute and appoint the Escrow Agent the true and lawful agent and attorney-in-fact of the Rare Telephony Shareholders with respect to all matters arising in connection with this Escrow Agreement, including the administration of the Escrow Fund and the subsequent surrender and cancellation of the Escrow Shares pursuant to pursuant to Sections 4 and 5 below. To the extent applicable, the Rare Telephony Shareholders hereby waive the application of 20 Pa. Stat. Ann. Section 5601 to the application of this power of attorney.

                  (d) In the event the Escrow Fund includes any cash (such as the result of a dividend paid on the Escrow Shares), the Escrow Agent shall invest such cash in an interest bearing money market account (or similar account) with a financial institution selected by the Escrow Agent located in the United States of America and with assets of no less that one billion dollars. The Escrow Agent may retain such cash in a single account notwithstanding that the amount of such cash is greater than $100,000. The Escrow Agent is not required to select the financial institution with the highest interest rate. Any interest earned shall be part of the Escrow Fund and shall be treated the same as the Other Property (as defined in Section 4(e) below) being held by the Escrow Agent. The tax on the interest earned shall be the responsibility of the owner of the Escrow Shares which resulted in such cash being held by the Escrow Agent (and such owner shall execute any appropriate forms with respect to such tax).

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         4.       Operation and Administration of the Escrow Fund.

                  (a)      Indemnification Claims

                           (i)      To the extent  provided  herein  and in  the
Merger Agreement, the Escrow Fund shall be established and thereafter applied to the payment of indemnification claims asserted by Acquiror or Sub on or before the one year anniversary of the Effective Time ("Claims") for the benefit of Acquiror or Sub as provided in Section 7.1(a) of the Merger Agreement. The use of the Escrow Shares in connection with 7.1(a) of the Merger Agreement shall serve as non-exclusive sources for payment of any liability of the Rare Telephony Shareholders to Acquiror and Sub under the Merger Agreement.

                           (ii)     For  purposes of  calculating the "value" of
the Escrow Shares to be applied against any Claim, such value shall be determined based on the average closing price of Acquiror's common stock for the ten (10) trading days immediately preceding the date of the Application (as defined below).

                           (iii)    Either Acquiror or Sub may make  application
to the Escrow Agent, with a copy to the Rare Telephony Shareholders (the "Application"), if it has incurred or suffered damages or losses pursuant to
Section 7.1 of the Merger Agreement. The Application shall identify the amount of the damages or losses (the "Claim Amount") and shall instruct the Escrow Agent to apply, subject to subparagraph (iv) below, the Claim Amount against the "value" of the Escrow Shares in the manner set forth in Section 4(a)(ii) above by surrendering to Acquiror for cancellation that number of Escrow Shares equal in "value" to the Claim Amount. Notwithstanding the foregoing, neither the Acquiror nor the Sub shall make an Application under this Section 4(a) until the aggregate amount of the damages or losses incurred or suffered by either or both combined exceeds $20,000.00 (the "Minimum Aggregate Liability Amount"). Subject to the terms of this Section 4(a), the Acquiror or Sub shall be entitled to apply the Claim Amount against the "value" of the Escrow Shares in the manner set forth in Section 4(a)(ii) above only to the extent that the Claim Amount exceeds the Minimum Aggregate Liability Amount. For clarification purposes, the Minimum Aggregate Liability Amount is not a "per incident" amount, but rather an aggregate threshold. Once the Minimum Aggregate Liability Amount has been reached and is the subject of an Application, any subsequent Claim Amount, regardless of how small, may be the subject of an Application and shall not be subject to any kind of deduction or threshold. The maximum number of Escrow Shares that may be surrendered to Acquiror or Sub for cancellation pursuant to this Section 4(a)(iii) is 244,898 Escrow Shares. In connection with Escrow Shares surrendered pursuant to this Section 4(a), said Escrow Shares shall be surrendered to Acquiror for cancellation on a pro rata basis among all of the Rare Telephony Shareholders (i.e. taking the same percentage of Escrow Shares from each such shareholder); provided, however, to the extent a Rare Telephony Shareholder has had all of his Escrow Shares surrendered to Acquiror for cancellation pursuant to Sections 4(b) or 4(c) below, then the Escrow Shares to be surrendered shall be surrendered to Acquiror for cancellation on a pro rata basis among all of the Rare Telephony Shareholders who have shares held in escrow, provided further, however, to the extent a Rare Telephony Shareholder has had some, but not all, of his Escrow Shares surrendered to Acquiror for

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cancellation  pursuant to Sections 4(b) or 4(c) below, then the number of Escrow
Shares to be surrendered by such shareholder to Acquiror for cancellation shall be calculated as though such shareholder had not previously had any of his Escrow Shares cancelled, unless the remaining Escrow Shares of such shareholder are less than his pro rata share to be cancelled using this method of calculation, in which event all of his Escrow Shares shall be cancelled and the remaining balance to be cancelled shall be on a pro rata basis among the remaining Rare Telephony Shareholders (in no event under either of these provisos is there to be a reduction in the total number of shares to be surrendered for cancellation pursuant to this Section 4 (a)).

                           (iv)     Unless  the   Escrow  Agent   is   otherwise
informed in writing by the representative of the Rare Telephony Shareholders referred to in Section 10(a) below within 20 calendar days from the date of the Escrow Agent's receipt of the Application, that all of the Rare Telephony Shareholders, in a sworn affidavit, are disputing the basis for the Claim (and said sworn affidavit is provided to the Escrow Agent), the Claim Amount or the application thereof against the Escrow Fund, then the Escrow Agent shall apply the Escrow Fund in the manner set forth in the Application and this Agreement.

                           (v)      If the  Escrow  Agent  is  notified  by  the
representative of the Rare Telephony Shareholders referred to in Section 10(a) below that all of the Rare Telephony Shareholders contest the basis for the Claim, the Claim Amount or the application of the Claim Amount against the Escrow Fund (in the manner set forth in Section 4(a)(iv) above), then, and in that event, the parties thereto shall submit the issues in dispute to arbitration in accordance with the provisions of Section 15. The Rare Telephony Shareholders hereby waive any objection (on the basis of an actual or perceived conflict or interest) to Buchanan Ingersoll Professional Corporation providing legal representation to Acquiror or Sub in any such arbitration.

                           (vi)     If the arbitration  results in a finding (or
settlement between the parties) in support of the Application (which for this purpose shall include any finding, conclusion or settlement which awards Acquiror at least 70% of the Claim Amount (hereafter, the "Adjusted Claim Amount")); then, and in that event, there shall be added to the Adjusted Claim Amount all expenses and costs of Acquiror in connection with the arbitration, including reasonable counsel fees.

                           (vii)    For  purposes  of   Section  4(a)  of   this
Agreement only, the term "all of the Rare Telephony Shareholders" means all Rare Telephony Shareholders who have Escrow Shares being held in escrow subject to the terms of this Section 4(a). For example, if a Rare Telephony Shareholder dies prior to the one year anniversary of the deposit of the Escrow Shares and the deceased Rare Telephony Shareholder's shares are released pursuant to
Section 5(b) or if a Rare Telephony Shareholder has had all of his Escrow Shares surrendered to the Acquiror for cancellation pursuant to Section 4(b) or 4(c), then for purposes of Section 4(a) of the Agreement only, the term "all of the Rare Telephony Shareholders" would exclude such Rare Telephony Shareholder.

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

                  (b)      Termination of  Employment  or  Services;  Breach  of
                           Contract

                           (i)      The  Rare Telephony Shareholders  listed  on
Schedule 4(b)(i) hereto and incorporated herein by reference ("Hirees") have entered into, or will be entering into, employment or consulting agreements with Sub. If a Hiree is terminated for cause (as defined in his employment or consulting agreement), resigns from such employment or service, or breaches a material term of his employment or consulting contract (any such event constituting a "Default Event"), then said Hiree shall forfeit (and said shares shall be surrendered to Acquiror for cancellation) a percentage of the shares of Acquiror Common Stock comprising the Merger Consideration issued in the name of Hiree as follows: (A) 50% if the Default Event occurs within the first one year period following the Effective Time; (B) 33% if the Default Event occurs within the second one year period following the Effective Time; and (C) 20% if the Default Event occurs within the third one year period following the Effective Time. Attached hereto as Schedule 4(b)(i)II and incorporated herein by reference is a list of the Rare Telephony Shareholders and the number of shares of Acquiror Common Stock comprising the Merger Consideration issued in the name of each Rare Telephony Shareholder. The Escrow Agent shall be entitled to rely upon this schedule for purposes of the administration of this Agreement. If a Default Event occurs and the defaulting Hiree (the "Defaulting Hiree") does not have enough Escrow Shares to cover the number of shares the Defaulting Hiree forfeited, then the Escrow Agent shall surrender to Acquiror for cancellation all of the Escrow Shares held in escrow in the name of the Defaulting Hiree and the Defaulting Hiree shall deliver to the Acquiror an amount of shares of Acquiror Common Stock equal to such shortfall. For purposes of the percentage calculations above, all fractions shall be rounded up. The forfeiture and surrendering of shares Acquiror Common Stock as provided for in this paragraph shall serve as a non-exclusive remedy for Sub and Acquiror.

                           (ii)     Either Acquiror or Sub may file a  notice (a
"Default Notice") with the Escrow Agent, with a copy to the Defaulting Hiree, if officers of Acquiror or Sub believe that a Default Event has occurred. The Default Notice shall identify the Default Event(s) and shall instruct the Escrow Agent to surrender to Acquiror for cancellation that number of Escrow Shares to be forfeited based upon the formula set forth in Section 4(b)(i).

                           (iii)    Unless the Escrow  Agent  receives  a  sworn
affidavit from the Defaulting Hiree within 20 calendar days from the date of the Escrow Agent's receipt of the Default Notice, disputing the existence of the Default Event(s), the Escrow Agent shall surrender to Acquiror for cancellation that number of Escrow Shares to be forfeited based upon the formula set forth in
Section 4(b)(i).

                           (iv)     If the Escrow Agent  is  notified  that  the
Defaulting Hiree contests the existence of the Default Event(s) (in the manner set forth in Section 4(b)(iii) above), then, and in that event, the parties thereto shall submit the issues in dispute to arbitration in accordance with the provisions of Section 15. The Defaulting Hiree hereby waives any objection (on

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the basis of an actual or perceived  conflict or interest) to Buchanan Ingersoll
Professional Corporation providing legal representation to Acquiror or Sub in any such arbitration.

                           (v)      If the arbitration  results in a finding (or
settlement between the parties) in support of the Default Notice (which for this purpose shall include any finding, conclusion or settlement which provides that at least one Default Event has occurred); then, and in that event, within ten
(10) calendar days after being provided with an invoice from counsel for Acquiror or Sub, as the case may be, or Acquiror or Sub, the Defaulting Hiree shall pay all expenses and costs of Acquiror or Sub, as the case may be, in connection with the arbitration, including reasonable counsel fees.

                  (c)      Network Consulting Group, Inc. Defaults

                           (i)      Pursuant  to an  Agreement  by  and  between
Network Consulting Group, Inc. ("Network") and Rare Telephony, dated May 25, 2000 (the "Network Agreement"), Network has agreed to make all payments due from Network under the terms of, and otherwise perform all of its obligations under, the leases summarized on Exhibit "A" to the Network Agreement (the "Leases"). If Network breaches any material term of the Network Agreement or of any one of the Leases (and any such breach remains uncured fifteen (15) calendar days after notice of such breach is given by Acquiror or the lessor, or its agent, for any Lease) (each such breach and failure to cure constituting a "Network Default Event"), then Network shall forfeit (and said shares shall be surrendered to Acquiror for cancellation) a percentage of the shares of Acquiror Common Stock comprising the Merger Consideration issued in the name of Network as follows:
(A) 30% if the Network Default Event occurs within the first one year period following the Effective Time; (B) 18% if the Network Default Event occurs within the second one year period following the Effective Time; and (C) 10% if the Network Default Event occurs within the third one year period following the Effective Time. Set forth on Schedule 4.2(b)(i)II is the number of shares of the Acquiror Common Stock comprising the Merger Consideration issued in the name of Network. The Escrow Agent shall be entitled to rely upon Schedule 4.2(b)(i)II for purposes of the administration of this Section 4(c). If a Network Default Event occurs and Network does not have enough Escrow Shares to cover the number of shares Network forfeited, then the Escrow Agent shall surrender to Acquiror for cancellation all of the Escrow Shares held in escrow in the name of Network and Network shall surrender to Acquiror for cancellation an amount of shares of Acquiror Common Stock equal to such shortfall. For purposes of the percentage calculations above, all fractions shall be rounded up. The forfeiture and surrendering of shares of Acquiror Common Stock as provided for in this paragraph shall serve as a non-exclusive remedy for Sub and Acquiror.

                           (ii)     Either Acquiror or Sub  may  file  a  notice
(the "Network Notice") with the Escrow Agent, with a copy to Network, if officers of Acquiror or Sub believe that a Network Default Event has occurred.
The Network Notice shall identify the Network Default Event(s) and shall instruct the Escrow Agent to surrender to Acquiror for cancellation that number of Escrow Shares to be forfeited based upon the formula set forth in Section 4(c)(i).

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

                           (iii)    Unless the Escrow  Agent  receives  a  sworn
affidavit from Network within 20 calendar days from the date of the Escrow Agent's receipt of the Network Notice, disputing the existence of the Network Default Event(s), the Escrow Agent shall surrender to Acquiror for cancellation that number of Escrow Shares to be forfeited based upon the formula set forth in
Section 4(c)(i).

                           (iv)     If the Escrow Agent is notified that Network
contests the existence of the Network Default Event(s) (in the manner set forth in Section 4(c)(iii) above), then, and in that event, the parties thereto shall submit the issues in dispute to arbitration in accordance with the provisions of
Section 15. Network hereby waives any objection (on the basis of an actual or perceived conflict or interest) to Buchanan Ingersoll Professional Corporation providing legal representation to Acquiror or Sub in any such arbitration.

                           (v)      If the arbitration  results in a finding (or
settlement between the parties) in support of the Network Notice (which for this purpose shall include any finding, conclusion or settlement which provides that at least one Network Default Event has occurred); then, and in that event, within ten (10) calendar days after being provided with an invoice from counsel for Acquiror or Sub, as the case may be, or Acquiror or Sub, Network shall pay all expenses and costs of Acquiror or Sub, as the case may be, in connection with the arbitration, including reasonable counsel fees.

                  (d) The shares of Acquiror Common Stock constituting the Merger Consideration is subject to the following restrictions upon resale (the "Restrictions"): 34% of the holder's Acquiror Common Stock no earlier than one (1) year following the Effective Time; an additional 33% of the holder's Acquiror Common Stock no earlier than two (2) years following the Effective Time; and the remaining 33% of the holder's Acquiror Common Stock no earlier than three (3) years following the Effective Time. When shares are forfeited and/or surrendered to Acquiror for cancellation pursuant to Section 4, the Escrow Agent shall surrender first shares which have the Restriction expire three (3) years following the Effective Time and second shares which have the Restriction expire two (2) years following the Effective Time. For purposes of the percentage calculations above for years one and two, all fractions shall be rounded up.

                  (e) Notwithstanding the other provisions of this Section 4 in the event that the Escrow Fund includes cash or property received with respect to the Escrow Shares (collectively, the "Other Property"), such Other Property shall be applied by the Escrow Agent as follows:

                           (i)      In the event the Escrow  Agent is  making  a
distribution from the Escrow Fund as a result of a Claim pursuant to Section 4(a) above, the Escrow Agent shall first deliver to the Acquiror the Other Property in an amount up to the Claim Amount and then the balance of the Claim Amount, if any, would be paid by the delivery of the Escrow Shares.

                           (ii)     In  the  event  any of the Other Property to
be delivered to the Acquiror hereunder is not cash, the value of such Other Property shall be determined as follows:

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                                    (A)  if  it is  shares  of  publicly  traded
                                    stock,  the  value  shall  be  based  on the
                                    average  closing price of such stock for the
                                    ten (10) trading days immediately  preceding
                                    the date of  Application or (B) if the Other
                                    Property  is  anything  else,  by the mutual
                                    decision  of  the   Acquiror  and  the  Rare
                                    Telephony  Shareholders  (if they are unable
                                    to  reach  such   determination,   then  any
                                    dispute shall be determined by arbitration pursuant to Section 15 below).

                           (iii)    If  a  percentage  of the  Escrow Shares are
being forfeited pursuant to Section 4(b) or 4(c) above, the Escrow Agent shall deliver to the Acquiror the same percentage of the Other Property being held in escrow with respect to such Rare Telephony Shareholder or Network.

                  (f) In the event that pursuant to the provisions of Sections 4(a)(vi), 4(b)(v) or 4(c)(v) the Acquiror or Sub is owed amounts hereunder, and such amounts are not paid within ten (10) calendar days of its notifying the responsible party (the "Responsible Party") of the amount owed, it may request the Escrow Agent pay such amounts by delivery to the Acquiror or the Sub the appropriate amount of the Escrow Fund being held with respect to the Responsible Party by written notice (a "Payment Notice") to the Escrow Agent with a copy to the Responsible Party. In the event the Responsible Party fails to provide the Escrow Agent with written notification of its objection, in a sworn affidavit, within twenty (20) calendar days from the date of the Escrow Agent's receipt of a Payment Notice, the Escrow Agent shall apply the Escrow Fund in the manner set forth in the Payment Notice and this Agreement. In the event the Escrow Agent receives written notice of a dispute, then the parties thereto shall submit the dispute to arbitration in accordance with the provisions of Section 15. The Responsible Party hereby waives any objection (on the basis of an actual or perceived conflict or interest) to Buchanan Ingersoll Professional Corporation providing legal representation to Acquiror or Sub in any such arbitration.

         5.       Release of Escrow Shares; Termination.

                  (a) Rare Telephony Shareholders Who Are Not Hirees (Other Than Network Consulting Group, Inc.). A list of Rare Telephony Shareholders, other than Network, who are not Hirees is set forth on Schedule 5(a) hereto and incorporated herein by reference (the "Non-hiree Shareholders"). The Escrow Shares issued in the name of the Non-hiree Shareholders (the "Non-hiree Shares") shall remain in escrow subject to application pursuant to Section 4 hereof until the one year anniversary of the Effective Time, and on such date any such Non-hiree Shares remaining in the Escrow Fund shall be delivered and released to the Non-hiree Shareholders.

                  (b) Rare Telephony Shareholders Who Are Hirees. All of the Escrow Shares issued in the name of the Hirees (the "Hiree Shares") shall remain in escrow subject to application pursuant to Section 4 hereof until the one year anniversary of the Effective Time. On such date the Escrow Agent may release Hiree Shares not needed to cover potential forfeitures as provided for in Section 4(b) in the second and third years following the Effective Time. On

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the two year  anniversary  of the Effective  Time,  the Escrow Agent may release
Hiree  Shares not  needed to cover  potential  forfeitures  as  provided  for in
Section 4(b) in the third year following the Effective Time. On the three year anniversary of the Effective Time, the Escrow Agent may release to the Hirees all Hiree Shares remaining in the Escrow Fund. To the extent the employment or consultancy of a Hiree is terminated without cause by the Sub (i.e. not under any for "cause" provision of the applicable agreement) prior to the three year anniversary of the Effective Time, said Hiree's Shares shall continue to remain in escrow, in accordance with the terms of this paragraph, subject to forfeiture in accordance with Section 4(b). In the event that a Hiree dies prior to the three year anniversary of the Effective Time, then said Hiree's Escrow Shares (but only said Hiree's Escrow Shares) shall be released to the estate of the deceased Hiree if, and only if, the Escrow Agent is notified in writing by Acquiror that the following three conditions precedent were satisfied: (1) the estate of the Hiree provides the Acquiror's counsel with an original death certificate for the deceased Hiree; (2) the President or CEO of the Sub (in Acquiror's sole discretion) provides a sworn affidavit confirming that to the best of his knowledge the Hiree, prior to his death, had not violated any material term of his employment or consulting agreement with the Sub; and (3) in the sixty (60) calendar days following the Hiree's death, counsel for Acquiror is satisfied that Hiree, prior to his death, had not violated any material term of his employment or consulting agreement with the Sub.

                  (c) Network Consulting Group, Inc. All of the Escrow Shares issued in the name of Network (the "Network Shares") shall remain in escrow subject to application pursuant to Section 4 hereof until the one year anniversary of the Effective Time. On such date the Escrow Agent may release Network Shares not needed to cover potential forfeitures as provided for in
Section 4(c) in the second and third years following the Effective Time. On the two year anniversary of the Effective Time, the Escrow Agent may release Network Shares not needed to cover potential forfeitures as provided for in Section 4(c) in the third year following the Effective Time. On the three year anniversary of the Effective Time, the Escrow Agent may release to the Network all Network Shares remaining in the Escrow Fund.

                  (d) Notwithstanding the above, the Escrow Agent may continue to retain in escrow, subject to the terms of this Agreement, any Escrow Shares that upon Acquiror's or Sub's reasonable estimate are subject to dispute or arbitration in accordance with the terms of this Agreement.

                  (e) In the event the Escrow Fund contains any Other Property, such Other Property shall be released pursuant to the provisions of this Section 5 at the same time that the Escrow Shares to which such Other Property relates to is released.

                  (f) Once all of the Escrow Shares and any Other Property have been either released to Acquiror for cancellation or returned to Rare Telephony Shareholders, the provisions of this Escrow Agreement shall no longer be of any force and effect and this Escrow Agreement shall be deemed to have terminated, other than the provisions of Section 6 and 7(g) below.

         6.       Fees and Expenses of Escrow Agent.

                  The Escrow Agent shall be entitled to reimbursement of all fees and reasonable out-of-pocket expenses incurred by the Escrow Agent in connection with the performance of his functions hereunder, including reasonable fees and disbursements of the attorneys and paralegals of Escrow Agent at their respective regularly hourly rates then in effect and the fees incurred by outside counsel pursuant to Section 7(d) below. The responsibility for payment of reimbursements to the Escrow Agent shall be assumed by Acquiror.

         7.       Duties and Liabilities of the Escrow Agent.

                  (a) The Escrow Agent shall act hereunder as depository only, and it shall not be responsible or liable in any manner whatsoever for any determinations regarding the cancellation and forfeiture of the Escrow Shares pursuant to Section 4 hereof. It is agreed that the duties and obligations of the Escrow Agent are those herein specifically provided and no other. Except as otherwise specifically provided in this Agreement, the Escrow Agent shall not have any liability under, nor duty to inquire into, the terms and provisions of any agreement or instrument, other than this Agreement. The duties of the Escrow Agent are ministerial in nature, and the Escrow Agent shall not incur any liability whatsoever other than for its own willful misconduct or gross negligence. Without limiting the generality of the foregoing, the Escrow Agent shall not have any duty or responsibility (i) to enforce or cause to be enforced any of the terms and conditions contained in the Merger Agreement or (ii) to verify the accuracy or sufficiency of any notice or other document received by it in connection with this Agreement.

                  (b)      The  Escrow  Agent  shall  not  incur  any  liability
for following the instructions herein contained or expressly provided for, or written instructions given by the parties hereto. The Escrow Agent shall not have any responsibility for the genuineness or validity of any document or other material presented to or deposited with it nor shall it have any liability for any action taken, suffered or omitted in accordance with any written instructions or certificates given to it hereunder and believed by it in good faith to be what it purports to be and to be signed by the proper party or parties.

                  (c) The Escrow Agent shall not be liable for any error of judgment, or for any act done or step taken or omitted by it in good faith, or for any mistake of fact or law, or for anything which it may do or refrain from doing in connection with this Agreement, except its own gross negligence or willful misconduct.

                  (d) The Escrow Agent may consult with, and obtain the advice of, legal counsel selected by it in the event of any question as to any of the provisions hereof or its duties hereunder, and the Escrow Agent shall incur no liability and shall be fully protected for any action taken, suffered or omitted by it in good faith in accordance with the advice of such counsel and shall be reimbursed for such fees and expenses pursuant to Section 6 above.

                  (e) In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall have received instructions, claims or demands from any party hereto which, in its reasonable opinion, conflict with any of the provisions of this Agreement or with instructions, claims or demands of any other party hereto, the Escrow Agent shall refrain from taking any action and its sole obligation shall be to keep safely all property held in escrow hereunder until it shall be directed otherwise in writing by all of the surviving parties hereto or, with respect to a dispute under Section 4 hereof by all of the parties to such dispute, or by a final order by a court of competent jurisdiction or by a judgment or order of an arbitrator pursuant to Section 15, or exercises its rights under Section 7 hereof.

                  (f) The Escrow Agent shall not be required to institute legal proceedings of any kind and shall not be required to initiate or defend any legal proceedings which may be instituted against it in respect of the subject matter of this Agreement, provided that the Escrow Agent shall at all times take such action as is reasonably necessary to keep safely all property held in escrow hereunder. If the Escrow Agent does elect to so act or is required to so act in order to keep safely all property held in escrow hereunder, the Escrow Agent will do so only to the extent that it is indemnified to its reasonable satisfaction against the cost and expense of such defense or initiation.

                  (g) The parties hereto (other than the Escrow Agent) shall jointly and severally indemnify and hold the Escrow Agent harmless from and against any and all losses, claims. damages. liabilities and expenses (including, without limitation, reasonable attorneys' fees and disbursements) arising out of or in connection with any act or failure to act (other than by reason of any willful misconduct or gross negligence) on the part of the Escrow Agent in connection with any of the duties required to be performed by the Escrow Agent hereunder. The terms of this Section 7(g) shall survive the termination of this Agreement and, with respect to claims arising in connection with the Escrow Agent's duties while acting as such, the resignation or removal of the Escrow Agent.

                  (h) At any time that the Escrow Agent so chooses, the Escrow Agent may resign from its duties hereunder by giving not less than thirty
(30) calendar days' prior written notice to Acquiror, Sub, and the Rare Telephony Shareholders. Prior to the expiration of such thirty (30) day period, Acquiror, Sub, and the Rare Telephony Shareholders shall designate, by mutual consent, a successor escrow agent; provided, that notwithstanding any resignation date set forth in the Escrow Agent' notice, such resignation shall not take effect until receipt by the Escrow Agent of an instrument duly executed by a successor escrow agent evidencing its appointment as Escrow Agent hereunder and acceptance of this Agreement. If no successor escrow agent is appointed within such thirty (30) day period, the Escrow Agent may deposit the Escrow Fund with a court of competent jurisdiction as provided in Section 7(j) hereof, whereupon the Escrow Agent shall be discharged of all duties and obligations hereunder.

                  (i) The Escrow Agent may be removed at any time by agreement of Acquiror, Sub, and the Rare Telephony Shareholders by giving not less than thirty (30) calendar days' prior written notice to the Escrow Agent. Prior to the expiration of such thirty (30) day period, Acquiror, Sub, and the

Rare Telephony Shareholders shall designate, by mutual consent, a successor escrow agent. If no successor escrow agent is appointed within such thirty (30) day period and accepts the Escrow Fund and agrees to be bound by this Agreement, the Escrow Agent may deposit the Escrow Fund with a court of competent jurisdiction as provided in Section 7(j) hereof, whereupon the Escrow Agent shall be discharged of all duties and obligations hereunder.

                  (j) Notwithstanding anything herein to the contrary, in the event of any disagreement between any of the parties to this Agreement, or between them and any other person, resulting in adverse claims or demands being made against the Escrow Fund, or in the event the Escrow Agent in good faith is in doubt as to what action it should take hereunder, the Escrow Agent may be discharged of its duties and obligations hereunder upon its deposit, at any time after ten (10) calendar days' written notice to Acquiror, Sub, and the Rare Telephony Shareholders, of the Escrow Fund with a court of competent jurisdiction located in the Commonwealth of Pennsylvania. The parties hereto hereby submit to the personal jurisdiction of any such court, waive any and all right to contest the jurisdiction of such court, and consent to service of process by the method and addresses set forth in Section 10 hereof.

                  (k) The parties hereto acknowledge that Escrow Agent has served, and may serve in the future, as counsel to the Acquiror, the Sub and their affiliates. In any matter or dispute arising among the parties hereto, including out of the Merger Agreement, this Agreement, or any document in connection therewith, any party hereto may confer with, and be represented by, such counsel and such counsel shall not be disqualified from any such representation as a result of being the Escrow Agent hereunder. Without limiting the generality of the foregoing, Buchanan Ingersoll Professional Corporation acting as Escrow Agent hereunder shall not present a conflict of interest in connection with any representation by it of any or all of the Acquiror, the Sub or any affiliate thereof including, without limitation, in any matter adverse to any party hereto, any such conflict of interest being hereby expressly waived.

         8.       Amendment.

                  This Agreement may be amended, modified or rescinded by and upon written notice to the Escrow Agent given by Acquiror, Sub, and the Rare Telephony Shareholders; provided that the rights, duties, liabilities, indemnities and immunities of the Escrow Agent hereunder may not be adversely affected at any time without the written consent of the Escrow Agent.

         9.       Voting  of  Escrow  Shares;   Rights  During  Escrow   Period;
                  Restriction on Transfer.

                  All rights to vote the Escrow Shares while they are part of the Escrow Fund shall be retained by the Escrow Agent, who shall vote the Escrow Shares in accordance with the written instructions of the applicable Rare Telephony Shareholder. While retained in escrow pursuant to the terms of this Agreement, except as otherwise provided, the Rare Telephony Shareholders shall have no right, title or interest in and to the Escrow Fund until otherwise released from escrow pursuant to the terms hereof. The Rare Telephony Shareholders shall not have any right to transfer or assign their interests in the Escrow Shares in the Escrow Fund during such period of time as such Shares remain a part of the Escrow Fund unless Acquiror shall first have consented thereto in writing and provided that any such transferee shall deliver to the Escrow Agent a duly signed stock power covering such Escrow Shares and written confirmation, satisfactory to the Escrow Agent and the Acquiror, that such transferee agrees to become a party to and be bound by the provisions of this Agreement, and the Escrow Agent shall hold such transferee's shares and stock powers in escrow subject to this Agreement.

         10.      Notices.

                  All notices, requests, instructions, consents and other communications to be given pursuant to this Agreement shall be in writing and shall be deemed received (i) on the same day if delivered in person, by same-day courier or by telegraph, telex or facsimile transmission (receipt confirmed) (provided that telegraph, telex or facsimile notice shall be deemed received on the next business day if received after 5:00 p.m. Eastern Standard Time), (ii) on the next day if delivered by overnight mail or courier, or (iii) on the date indicated on the return receipt, or if there is no such receipt, on the third calendar day (excluding Sundays) if delivered by certified or registered mail, postage prepaid, to the party for whom intended to the following addresses (or to such other addresses and facsimile numbers as a party may designate by notice to the other parties):

                  (a) if to the Rare Telephony Shareholders, or any one of them, at:

                           Thomas J. Vrabel
                           Rare Telephony, Inc.
                           657 Main Street, Suite 301
                           P.O. Box 9101
                           Passaic, NJ  07055-9101
                           Facsimile No: (973) 779-7991

                  If a Default Notice, a copy to the defaulting Hiree at the address set forth on the signature page hereto (or such subsequent address provided by such Hiree to the Acquiror or
                  Sub).

                  (b)      if to Acquiror or the Sub at:

                           Frederick A. Moran
                           VDC Communications, Inc.
                           75 Holly Hill Lane
                           Greenwich,  CT  06830
                           Facsimile: (203) 552-0908

                           with a copy to:

                           Louis D. Frost, Esq.
                           VDC Communications, Inc.
                           75 Holly Hill Lane
                           Greenwich,  CT  06830
                           Facsimile: (203) 552-0908

                  (c)      If to the Escrow Agent to:

                           Joseph P. Galda, Esq.
                           Buchanan Ingersoll Professional Corporation
                           Eleven Penn Center
                           1835 Market Street, 14th Floor
                           Philadelphia, Pennsylvania  19103
                           Facsimile No. (215) 665-8760

         11.      Parties in Interest.

         This Agreement shall be binding upon and shall inure to the benefit of the successors, heirs, personal representatives and permitted assigns of each of the parties hereto.

         12.      Counterparts.

         This Agreement may be executed in multiple counterparts each of which shall be an original but all of which together shall constitute one and the same instrument. This Agreement may also be executed and delivered by exchange of facsimile copies showing the signatures of the parties, and those signatures need not be affixed to the same copy. The facsimile copies showing the signatures of the parties will constitute originally signed copies of the Agreement requiring no further execution.

         13.      Governing Law.

         This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New Jersey applicable to contracts executed and to be performed entirely within said State; provided, however, that the provisions of Section 7(j) shall be governed by the laws of the Commonwealth of Pennsylvania.

         14.      Severability.

         In case any provision in this Agreement shall be held invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof will not in any way be affected or impaired thereby, unless the provisions held invalid shall substantially impair the benefits of the remaining portions of this Agreement.

         15.      Arbitration.

         All controversies or claims arising out of or relating to this Agreement shall be determined by binding arbitration applying the laws of the State of New Jersey and the rules of the American Arbitration Association applicable to the Commercial Panel, except that there shall only be one (1) arbitrator. The arbitration shall be conducted at Acquiror's offices in Greenwich, Connecticut, or at such other location designated by Acquiror. The decision of the arbitrator shall be final and binding upon the parties, shall include written findings of law and fact, and judgment may be obtained thereon in any court of competent jurisdiction. Each party shall bear the cost of preparing and presenting its own case (except as provided for in Section 4 above). The cost of the arbitration, including the fees and expenses of the arbitrator, shall be shared equally by the parties thereto unless the award otherwise provides (except as provided in Section 4 above). Nothing herein shall preclude a party from seeking injunctive relief to restrain any breach or threatened breach of the covenants and agreements set forth in this Agreement or otherwise to obtain specific performance of any such covenant or agreement, without the necessity of posting bond or security in connection therewith.

         16.      Pronouns.

                  Whenever the context of this Agreement may require, any pronoun will include the corresponding masculine, feminine and neuter form, and the singular form of nouns and pronouns will include the plural.

         17.      Construction.

                  This Agreement will not be construed more strictly against one party then against the other by virtue of the fact that drafts may have been prepared by counsel for one of the parties, it being recognized that this Agreement is the product of negotiations among the parties and that the parties have contributed to the final preparation of this Agreement.

         18.      Read and Understood.

                  Each party acknowledges that (i) it has carefully read this Agreement, (ii) it has had the assistance of legal counsel of its choosing (and such other professionals and advisors as it has deemed necessary) in the review and execution hereof, (iii) the meaning and effect of the various terms and provision hereof have been fully explained to it by such counsel, (iv) it has conducted such investigation, review and analysis as it has deemed necessary to understand the provisions of this Agreement and the transactions contemplated hereby, and (v) it has executed this Agreement of its own free will.

         19.      Effective Time.

                  This Agreement shall become effective as of the "Effective Time" of the Merger (as defined in the Merger Agreement). The "Effective Time" of the Merger for purposes of this Agreement shall be the "Effective Time" indicated on an "Effective Time Certificate" executed by VDC Communications, Inc. at the closing of the Merger.


            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have duly caused this Escrow Agreement to be executed as of the date first written above.


Attest:                                                      VDC COMMUNICATIONS, INC.


By: /s/ Louis D. Frost                                       By: /s/ Frederick A. Moran
   -------------------------------------                        --------------------------------------
                                                                   Frederick A. Moran
                                                                   Chief Executive Officer

Attest:                                                      VOICE & DATA COMMUNICATIONS
                                                             (LATIN AMERICA), INC.


By: /s/ Louis D. Frost                                       By: /s/ Frederick A. Moran
   -------------------------------------                        --------------------------------------
                                                                   Frederick A. Moran
                                                                   Chief Executive Officer

Witness                                                      RARE TELEPHONY SHAREHOLDERS:

/s/ Debra Santa Lucia                                        /s/ Thomas J. Vrabel
----------------------------------------                     -----------------------------------------
Name: Debra Santa Lucia                                      Signature
Address:____________________________                         Name: Thomas J. Vrabel
____________________________________                         Address:

                                                             Fax No:

Witness

/s/ Debra Santa Lucia                                        /s/ Peter Salzano
----------------------------------------                     -----------------------------------------
Name: Debra Santa Lucia_____________                         Signature
Address:____________________________                         Name: Peter J. Salzano
____________________________________                         Address:

                                                             Fax No:

Witness

/s/ Debra Santa Lucia                                        /s/ Armando Medina
----------------------------------------                     -----------------------------------------
Name: Debra Santa Lucia_____________                         Signature
Address:____________________________                         Name: Armando Medina
____________________________________                         Address:

                                                             Fax No:

                                       17

Witness

/s/ Debra Santa Lucia                                        /s/ Christopher LeFebvre
----------------------------------------                     -----------------------------------------
Name: Debra Santa Lucia_____________                         Signature
Address:____________________________                         Name: Christopher LeFebvre
____________________________________                         Address:

                                                             Fax No: _____________________
Witness

/s/ Debra Santa Lucia                                        /s/ Arthur Scuttaro
----------------------------------------                     -----------------------------------------
Name: Debra Santa Lucia_____________                         Signature
Address:____________________________                         Name: Arthur Scuttaro
____________________________________                         Address:

                                                             Fax No: _____________________
Witness

/s/ Christian J. Peterson                                    /s/ Debra Santa Lucia
----------------------------------------                     -----------------------------------------
Name: Christian J. Peterson                                  Signature
Address:                                                     Name: Debra Santa Lucia
                                                             Address:

                                                             Fax No: _____________________
Witness

/s/ Debra Santa Lucia                                        /s/ Peter J. Salzano           ,President
----------------------------------------                     -----------------------------------------
Name: Debra Santa Lucia_____________                         Signature
Address:____________________________                         Name:  Network Consulting Group, Inc.
____________________________________                         Address:

                                                             Fax No:
Witness

/s/ Debra Santa Lucia                                        /s/ Robert Paterno
----------------------------------------                     -----------------------------------------
Name: Debra Santa Lucia_____________                         Signature
Address:____________________________                         Name: Robert Paterno
____________________________________                         Address:

                                                             Fax No: _____________________

                                       18

Witness

/s/ Debra Santa Lucia                                        /s/ Paul Kaufman
----------------------------------------                     -----------------------------------------
Name: Debra Santa Lucia_____________                         Signature
Address:____________________________                         Name: Paul Kaufman
____________________________________                         Address:

                                                             Fax No:
Witness

/s/ Debra Santa Lucia                                        /s/ Richard Roccia
----------------------------------------                     -----------------------------------------
Name: Debra Santa Lucia_____________                         Signature
Address:____________________________                         Name: Richard Roccia
____________________________________                         Address:

                                                             Fax No:
Witness

/s/ Debra Santa Lucia                                        /s/ Timothy Grace
----------------------------------------                     -----------------------------------------
Name: Debra Santa Lucia_____________                         Signature
Address:____________________________                         Name:  Timothy Grace
____________________________________                         Address:

                                                             Fax No:
Witness

/s/ Debra Santa Lucia                                        /s/ Godwin Cruz
----------------------------------------                     -----------------------------------------
Name: Debra Santa Lucia_____________                         Signature
Address:____________________________                         Name:  Godwin Cruz
____________________________________                         Address:

                                                             Fax No:
Witness

/s/ Debra Santa Lucia                                        /s/ Alberto Roman
----------------------------------------                     -----------------------------------------
Name: Debra Santa Lucia_____________                         Signature
Address:____________________________                         Name:  Alberto Roman
____________________________________                         Address:

                                                             Fax No: _____________________

                                       19

Witness

/s/ Debra Santa Lucia                                        /s/ Ivel Turner
----------------------------------------                     -----------------------------------------
Name: Debra Santa Lucia_____________                         Signature
Address:____________________________                         Name:  Ivel Turner
____________________________________                         Address:

                                                             Fax No:

Witness

/s/ Debra Santa Lucia                                        /s/ Williams Jean Charles
----------------------------------------                     -----------------------------------------
Name: Debra Santa Lucia_____________                         Signature
Address:____________________________                         Name:  Williams Jean Charles
____________________________________                         Address:

                                                             Fax No:


                               ESCROW AGENT:

                               Buchanan Ingersoll Professional Corporation

                               By:      /s/ Joseph P. Galda
                                  ----------------------------------------------
                                        Joseph P. Galda, Shareholder

                                Schedule 4(b)(i)


Arthur Scuttaro
Armando Medina
Thomas J. Vrabel
Peter J. Salzano
Robert Paterno
Timothy Grace
Godwin Cruz
Christopher LeFebvre
Alberto Roman
Debra Santa Lucia
Ivel Turner
Williams Jean Charles

                               Schedule 4(b)(i) II
                               -------------------

Rare Telephony Shareholder                                             Number of Shares
--------------------------                                             ----------------

Arthur Scuttaro                                                                 62,661

Armando Medina                                                                  62,661

Thomas Vrabel                                                                  503,306

Peter Salzano                                                                  125,167

Robert Paterno                                                                 239,943

Timothy Grace                                                                    6,204

Godwin Cruz                                                                      6,204

Christopher LeFebvre                                                            31,331

Alberto Roman                                                                    6,204

Debra Santa Lucia                                                               12,563

Ivel Turner                                                                      3,102

Williams Jean Charles                                                            3,102

Network Consulting Group, Inc.                                                 438,628

Paul Kaufman                                                                    24,972

Richard Roccia                                                                  24,972


                                  Schedule 5(a)
                                  -------------

Paul Kaufman                  24,972 shares
Richard Roccia                24,972 shares